United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08188

                AllianceBernstein Emerging Market Debt Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Emerging Market Fixed Income


AllianceBernstein Emerging Market Debt Fund

Annual Report--October 31, 2003




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.




December 30, 2003

Annual Report
This report provides performance, investment strategy and outlook for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the annual reporting period ended October 31, 2003.

Investment Objectives and Policies
This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended October 31, 2003. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which provides a broad measure of the performance of a basket of emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended October 31, 2003
                                      Returns
                            6 Months         12 Months
-------------------------------------------------------------------------------
AllianceBernstein
Emerging Market
Debt Fund
Class A                        11.23%         42.13%
Class B                        10.69%         40.88%
Class C                        10.81%         40.98%

J.P. Morgan
Emerging
Markets Bond
Index Plus                      7.90%         31.20%

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

    The unmanaged J.P. Morgan Emerging Markets Bond Index Plus does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Emerging Market Debt Fund.

    Additional investment results appear on page 5.


The Fund outperformed its benchmark, the JPM EMBI+, for both the six- and 12-month periods ended October 31, 2003. The Fund benefited from added value versus its benchmark from both country and security selection.

The Fund's allocation to Brazil was the primary contributor to performance for the 12-month period under review.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 1


Brazilian debt was the second best performer within the JPM EMBI+, returning 76.47% for the period. The Fund's positioning of Uruguayan and Venezuelan debt also helped the Fund to outperform versus the index. Both countries conducted debt exchanges during this period that significantly improved the maturity structure of their external debt. Uruguay is not part of the JPM EMBI+. In addition, security selection in Russia contributed positively to the Fund's performance, as prospects for rating agency upgrades reflected the success of structural reforms that have led to economic growth and debt reduction.

Market Review and Investment Strategy
The emerging debt market benefited from investors' desire for higher yielding asset classes, as high levels of global liquidity encouraged more risk taking. The emerging market debt class, as represented by the JPM EMBI+, returned a strong 31.20% for the annual period. Latin countries outperformed non-Latin countries, posting returns of 38.64% versus 21.67%, respectively. All countries represented within the Index posted positive returns. Top performing countries, as measured by the JPM EMBI+, included Ecuador at 84.36%, Brazil at 76.47%, Nigeria at 51.44%, Peru at 39.52% and Turkey at 35.63%, while Colombia at 27.65%, Venezuela at 26.97%, Russia at 23.79%, Panama at 17.26% and Argentina at 19.19% lagged the Index.

Early in the reporting period, we increased the Fund's exposure to Brazil on expectations of a victory for President Lula and confidence that his administration would implement market-friendly policies. We have maintained the Fund's exposure to this country, as Brazil continues to be a focus for investors and President Lula exceeded expectations in his ability to push forward crucial tax and social security reforms. Russia and Mexico continued to be a large percentage of the Fund's exposure. In October, Moody's Investors Service upgraded Russia to investment grade, raising the country's rating two notches to Baa3. We have maintained the Fund's position in Russian sovereign debt as credit statistics continued to improve. Although still a large position in the Fund, we reduced our Mexican holdings. Given the current valuations, these bonds will be very sensitive to changes in U.S. interest rates. Additionally, we are concerned about the lack of progress on key reforms and the loss of economic competitiveness in Mexico. With the support of the International Monetary Fund (IMF), Uruguay announced in April an aggressive plan to swap its outstanding debt for longer maturity securities. We increased the Fund's Uruguayan holdings after this announcement--a tactic that proved beneficial to the Fund. We increased the Fund's holdings in Peru, as this country's economy continues to expand at a strong rate and inflation remains low and trending downward, resulting in above budget real revenue increases. Late in the reporting period, Standard & Poor's raised Turkey's rating from B to B+, crediting the government's efforts to comply with targets set forth by the IMF and its resolve to implement reforms. As a result, we added to the Fund's position in Turkey.


-------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


PERFORMANCE UPDATE


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND CLASS A
GROWTH OF A $10,000 INVESTMENT
2/25/94* TO 10/31/03

J.P. Morgan Emerging Markets Bond Index Plus: $30,839
AllianceBernstein Emerging Market Debt Fund Class A: $29,488

  [THE FOLLOWING DATA WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED REPORT]

                              AllianceBernstein
            J.P. Morgan        Emerging Market
          Emerging Markets        Debt Fund
           Bond Index Plus         Class A
           ---------------    -----------------
 2/25/94*      $ 9,579              $10,000
10/31/94       $ 8,960              $ 9,481
10/31/95       $ 9,358              $10,189
10/31/96       $13,662              $14,722
10/31/97       $14,065              $16,314
10/31/98       $11,630              $14,666
10/31/99       $13,862              $17,597
10/31/00       $17,226              $21,202
10/31/01       $17,354              $21,946
10/31/02       $20,772              $23,505
10/31/03       $29,488              $30,839


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Emerging Market Debt Fund Class A shares (from 2/25/94* to 10/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Emerging Market Debt Fund.


* Fund and benchmark data are from the Fund's Class A share inception date of 2/25/94.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 3


PORTFOLIO SUMMARY
October 31, 2003

INCEPTION DATES
Class A Shares
2/25/94
Class B Shares
2/25/94
Class C Shares
2/25/94


PORTFOLIO STATISTICS
Net Assets ($mil): $305.8



SECURITY TYPE
80.5%   Sovereign Debt Obligations                [PIE CHART OMITTED]
12.8%   Corporate Fixed Income Securities

 6.7%   Short-Term


COUNTRY BREAKDOWN
21.3%   Brazil
19.3%   Russia
15.2%   Mexico
 8.0%   United States
 4.7%   Turkey
 4.1%   Venezuela                                [PIE CHART OMITTED]
 3.7%   Colombia
 3.7%   Peru
 3.6%   Philippines
 2.7%   Ukraine
 2.0%   Luxembourg
 1.8%   Panama
 1.6%   Bulgaria

 8.3%   Other


All data as of October 31, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.5% weightings in the following countries:
Uruguay, Argentina, Netherlands, South Africa, Cayman Islands, El Salvador, Ecuador, Belize, Morocco, Romania and South Korea.


-------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2003

Class A Shares
-------------------------------------------------------------------------------
                      Without Sales Charge    With Sales Charge
1 Year                        42.13%                35.99%
5 Years                       20.49%                19.46%
Since Inception*              12.34%                11.84%
SEC Yield**                    6.17%

Class B Shares
-------------------------------------------------------------------------------
                      Without Sales Charge    With Sales Charge
1 Year                        40.88%                37.88%
5 Years                       19.50%                19.50%
Since Inception*(a)           11.78%                11.78%
SEC Yield**                    5.65%

Class C Shares
-------------------------------------------------------------------------------
                      Without Sales Charge    With Sales Charge
1 Year                        40.98%                39.98%
5 Years                       19.54%                19.54%
Since Inception*              11.46%                11.46%
SEC Yield**                    5.64%

AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2003)

                      Class A             Class B             Class C
-------------------------------------------------------------------------------
1 Year                 46.74%              48.84%              50.75%
5 Years                21.12%              21.16%              21.17%
Since Inception*       11.78%              11.74%(a)           11.40%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception date: 2/25/94 for all share classes.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2003.
(a)Assumes conversion of Class B shares into Class A shares after six years.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 5


PORTFOLIO OF INVESTMENTS
October 31, 2003

                                            Principal
                                               Amount
                                                 (000)       U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-79.0%

Argentina-1.1%
Republic of Argentina FRN
  1.162%, 8/03/12                               $ 5,579     $  3,305,558
                                                            ------------
Belize-0.5%
Government of Belize
  9.50%, 8/15/12                                  1,500        1,509,596
                                                            ------------
Brazil-20.2%
Banco Nac Desenv Bondes
  6.50%, 6/15/06(a)                               1,850        1,887,000
Federal Republic of Brazil
  8.875%, 4/15/24                                 3,300        2,801,700
  9.375%, 4/07/08                                 2,925        3,031,763
  10.00%, 1/16/07                                 1,600        1,730,800
  10.00%, 8/07/11                                 2,950        3,023,750
  10.125%, 5/15/27                                4,250        3,990,750
  11.00%, 1/11/12                                 1,100        1,178,650
  11.00%, 8/17/40(b)                             11,022       10,779,515
  11.25%, 7/26/07                                 2,200        2,436,500
  12.25%, 3/06/30                                 1,700        1,851,300
  12.75%, 1/15/20                                 3,325        3,737,300
  14.50%, 10/15/09                                1,750        2,159,500
  C-Bonds
  8.00%, 4/15/14                                 16,901       15,824,501
  DCB FRN
  Series L
  2.063%, 4/15/12                                 8,800        7,425,440
                                                            ------------
                                                              61,858,469
                                                            ------------
Bulgaria-1.5%
Republic of Bulgaria
  8.25%, 1/15/15(a)                               4,247        4,820,345
                                                            ------------
Colombia-3.7%
Republic of Colombia
  9.75%, 4/23/09                                    375          406,875
  10.00%, 1/23/12                                 2,350        2,475,725
  10.50%, 7/09/10                                   250          272,500
  10.75%, 1/15/13                                 3,700        4,070,000
  11.75%, 2/25/20                                 3,490        3,996,050
                                                            ------------
                                                              11,221,150
                                                            ------------
Ecuador-0.6%
Republic of Ecuador
  7.00%, 8/15/30(a)(c)                            2,825        1,885,688
                                                            ------------

-------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                            Principal
                                               Amount
                                                 (000)       U.S. $ Value
-------------------------------------------------------------------------------

El Salvador-0.7%
Republic of El Salvador
  7.75%, 1/24/23(a)                             $ 1,000     $  1,036,250
  8.50%, 7/25/11(a)                               1,000        1,075,500
                                                            ------------
                                                               2,111,750
                                                            ------------
Mexico-12.2%
United Mexican States
  6.625%, 3/03/15(d)                              7,025        7,232,238
  11.375%, 9/15/16                               21,250       30,015,624
                                                            ------------
                                                              37,247,862
                                                            ------------
Morocco-0.4%
Kingdom of Morocco Loan Participation FRN
  Series A
  2.031%, 1/01/09                                 1,373        1,328,155
                                                            ------------
Panama-1.8%
Republic of Panama
  9.375%, 4/01/29                                 2,900        3,291,500
  9.625%, 2/08/11                                   850          983,875
  10.75%, 5/15/20                                 1,025        1,235,125
                                                            ------------
                                                               5,510,500
                                                            ------------
Peru-3.6%
Republic of Peru
  9.125%, 2/21/12                                 6,625        7,403,438
  9.875%, 2/06/15                                 3,075        3,605,438
                                                            ------------
                                                              11,008,876
                                                            ------------
Philippines-3.5%
Republic of Philippines
  8.25%, 1/15/14                                  3,300        3,242,250
  9.00%, 2/15/13                                  3,625        3,775,438
  9.875%, 1/15/19                                 1,100        1,140,150
  10.625%, 3/16/25                                2,300        2,489,750
                                                            ------------
                                                              10,647,588
                                                            ------------
Russia-15.7%
Russian Federation
  5.00%, 3/31/30(a)(c)                           36,980       34,587,948
  11.00%, 7/24/18(a)                              3,500        4,663,750
Russian Ministry of Finance
  Series V
  3.00%, 5/14/08                                  2,400        2,106,000
  Series VI
  3.00%, 5/14/06(a)                               1,250        1,203,125
  3.00%, 5/14/06                                  3,950        3,801,875
  Series VII
  3.00%, 5/14/11                                  2,250        1,715,625
                                                            ------------
                                                              48,078,323
                                                            ------------

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 7


                                            Principal
                                               Amount
                                                 (000)       U.S. $ Value
-------------------------------------------------------------------------------

South Africa-1.0%
Republic of South Africa
  7.375%, 4/25/12                               $ 2,725     $  3,065,625
                                                            ------------
Turkey-4.6%
Republic of Turkey
  9.50%, 1/15/14                                    750          804,375
  9.875%, 3/19/08                                 1,025        1,145,438
  11.00%, 1/14/13                                 1,900        2,216,350
  11.75%, 6/15/10                                 3,370        4,119,825
  11.875%, 1/15/30                                2,600        3,276,000
  12.375%, 6/15/09                                2,125        2,635,000
                                                            ------------
                                                              14,196,988
                                                            ------------
Ukraine-2.7%
Government of Ukraine
  7.65%, 6/11/13(a)                                 500          501,250
  11.00%, 3/15/07(a)                              6,952        7,664,070
                                                            ------------
                                                               8,165,320
                                                            ------------
Uruguay-1.2%
Republic of Uruguay
  7.25%, 2/15/11                                  1,050          862,575
  7.50%, 3/15/15                                    361          281,775
  7.875%, 1/15/33                                 3,625        2,465,000
                                                            ------------
                                                               3,609,350
                                                            ------------
Venezuela-4.0%
Republic of Venezuela
  5.375%, 8/07/10                                 1,200          885,000
  9.25%, 9/15/27                                  5,950        4,789,750
  10.75%, 9/19/13(a)                              3,530        3,353,500
  DCBFRN
  Series DL
  1.875%, 12/18/07                                3,214        2,973,135
  FLIRB
  Series A
  2.063%, 3/31/07                                   167          153,744
                                                            ------------
                                                              12,155,129
                                                            ------------
Total Sovereign Debt Obligations
  (cost $199,776,108)                                        241,726,272
                                                            ------------
CORPORATE DEBT OBLIGATIONS-12.6%
Brazil-0.7%
Petrobras International Finance
  9.875%, 5/09/08                                 1,100        1,240,250
Unibanco
  9.375%, 4/30/12(a)(c)                             900          958,500
                                                            ------------
                                                               2,198,750
                                                            ------------
Cayman Islands-0.9%
PF Export Receivables Master Trust
  6.436%, 6/01/15(a)                              2,729        2,692,531
                                                            ------------

-------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                            Principal
                                               Amount
                                                 (000)       U.S. $ Value
-------------------------------------------------------------------------------

Luxembourg-1.9%
PTC International Finance II, SA
  11.25%, 12/01/09                              $ 2,000     $  2,195,000
Mobile Telesystems Finance
  9.75%, 1/30/08(a)                               2,100        2,241,750
  10.95%, 12/21/04(a)                             1,405        1,489,300
                                                            ------------
                                                               5,926,050
                                                            ------------
Mexico-2.7%
Innova S de. R.L., SA
  9.375%, 9/19/13(a)                              3,180        3,219,750
  12.875%, 4/01/07                                1,115        1,142,533
Monterrey Power SA de C.V.
  9.625%, 11/15/09(a)                               857          998,642
Pemex Project Funding Master Trust
  8.625%, 2/01/22(a)                                500          547,500
  9.125%, 10/13/10                                2,000        2,362,500
                                                            ------------
                                                               8,270,925
                                                            ------------
Netherlands-1.1%
Hurricane Finance
  9.625%, 2/12/10(a)                                900          994,500
Kazkommerts International BV
  8.50%, 4/16/13(a)                               1,350        1,343,250
Turanalem Finance BV
  10.00%, 5/29/07(a)                              1,000        1,059,000
                                                            ------------
                                                               3,396,750
                                                            ------------
Romania-0.4%
MobiFon Holdings BV
  12.50%, 7/31/10(a)                              1,100        1,218,250
                                                            ------------
Russia-3.3%
Gazprom Oao
  9.625%, 3/01/13(a)                              5,550        6,049,499
Tyumen Oil
  11.00%, 11/06/07(a)                             3,375        3,865,788
                                                            ------------
                                                               9,915,287
                                                            ------------
South Korea-0.3%
Hanvit Bank, SA
  12.75%, 3/01/10(a)                                725          815,625
                                                            ------------
United States-1.3%
Citgo Petroleum Corp.
  11.375%, 2/01/11(a)                             1,900        2,156,500
Freeport-McMoran Copper & Gold
  10.125%, 2/01/10                                1,500        1,774,750
                                                            ------------
                                                               3,931,250
                                                            ------------
Total Corporate Debt Obligations
  (cost $35,690,112)                                          38,365,418
                                                            ------------

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 9


                                        Contracts(e),
                                            Shares or
                                            Principal
                                               Amount
                                                 (000)       U.S. $ Value
-------------------------------------------------------------------------------

CALL OPTION PURCHASED(f)-0.0%
Brazil-0.0%
  Republic of Brazil
  8%, 4/15/14
  C-Bonds
  Expiring Nov '03 @ 92.625
  (cost $22,412)                              2,154,968     $     32,325
                                                            ------------
WARRANTS(f)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                     3,250               -0-
Republic of Venezuela
  Warrants, expiring 4/15/20                     48,195               -0-
                                                            ------------
Total Warrants
  (cost $0)                                                           -0-
                                                            ------------
SHORT-TERM INVESTMENT-6.6%
Time Deposit-6.6%
Societe Generale
  1.03%, 11/03/03
  (cost $20,300,000)                            $20,300       20,300,000
                                                            ------------
Total Investments-98.2%
  (cost $255,788,632)                                        300,424,015

Other assets less liabilities-1.8%                             5,385,340
                                                            ------------

Net Assets-100%                                             $305,809,355
                                                            ============

CALL OPTION WRITTEN (see Note D)

                                             Exercise      Expiration
Description                  Contracts(e)      Price          Month      U.S. $ Value
                            -------------  -------------  -------------  -------------
Federal Republic of Brazil
  11.00%, 8/17/40
  (premiums received
  $32,400)                   1,800,000         $98.65       Nov. '03        $(9,000)


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                               Notional                                   Unrealized
Swap Counterparty &             Amount        Interest    Termination    Appreciation /
Referenced Obligation           (000's)         Rate          Date      (Depreciation)
---------------------       -------------  -------------  -------------  -------------
Buy Contracts:
Citigroup Global Markets, Inc.
Republic of Colombia
9.75%, 4/23/09                  10,000           3.15%       1/30/04       $(53,000)
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                 2,000          15.25        7/30/04       (215,000)
JP Morgan Chase
Republic of Venezuela
1.875%, 12/18/07                 2,650           5.00        9/20/04        (66,515)
Deutsche Bank
Republic of Peru
9.875%, 2/06/15                  1,800           3.90        9/20/08        (44,460)


-------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


CREDIT DEFAULT SWAP CONTRACTS (continued)

                               Notional                                   Unrealized
Swap Counterparty &             Amount        Interest    Termination    Appreciation /
Referenced Obligation           (000's)         Rate          Date      (Depreciation)
---------------------       -------------  -------------  -------------  -------------
Sale Contracts:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                  3,300           6.35%       8/20/05       $192,060
Citigroup Global Markets, Inc.
Republic of Colombia
9.75%, 4/23/09                  10,000           5.70        1/30/05        499,000
Citigroup Global Markets, Inc.
Republic of Turkey
11.875%, 1/15/30                 3,650           7.30        8/13/08        458,440
Citigroup Global Markets, Inc.
Republic of Turkey
11.875%, 1/15/30                 1,825           6.45        9/05/08        162,242
Deutsche Bank
Federal Republic of Brazil
8.00%, 4/15/14                   3,500          14.50        3/08/08      1,061,200
Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/30                  1,300          17.85        2/06/08        547,170
Deutsche Bank
Republic of Romania
8.50%, 5/08/12                   3,500           3.55        4/03/10        290,500
JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                   1,650           9.05        9/20/13        251,625
JP Morgan Chase
Federal Republic of Brazil
8.00%, 4/15/14                   1,650           8.60        9/20/08        156,585
JP Morgan Chase
Russian Federation
5.00%, 3/31/30                   3,300           3.20        6/25/13         81,510
JP Morgan Chase
Russian Federation
5.00%, 3/31/30                   3,300           3.20        6/26/13         81,510
JP Morgan Chase
Republic of Venezuela
1.875%, 12/18/07                 2,650           7.70        9/20/06         78,970
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                 2,000          17.75        2/13/08        833,000
UBS Warburg
Federal Republic of Brazil
11.00%, 8/17/40                  2,250           8.80        9/20/13        284,063


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 11


REVERSE REPURCHASE AGREEMENT (see Note D)

                          Interest
Broker                      Rate           Maturity            Amount
---------------           --------         --------          ----------
Lehman Brothers             0.50%          12/31/03          $4,953,365



(a)Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, the aggregate market value of these securities amounted to $92,328,811 or 30.2% of net assets.
(b)Position, or portion thereof, with an aggregate market value of $1,760,400 has been segregated to collateralize the call option written.
(c)Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2003.
(d)Position, or portion thereof, with an aggregate market value of $5,201,789 has been segregated to collateralize reverse repurchase agreements.
(e)One contract relates to principal amount of $1.00.
(f)Non-income producing security.
   Glossary of Terms:
   DCB - Debt Conversion Bonds
   FLIRB - Front Loaded Interest Reduction Bond
   FRN - Floating Rate Note
   See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2003

Assets
Investments in securities, at value (cost $255,788,632)           $300,424,015
Cash                                                                 3,149,198
Unrealized appreciation of swap contracts                            4,977,875
Interest receivable                                                  5,299,397
Receivable for capital stock sold                                    2,248,643
Receivable for investment securities sold                            1,526,268
                                                                  ------------
Total assets                                                       317,625,396
                                                                  ------------
Liabilities
Outstanding call option written, at value
  (premiums received $32,400)                                            9,000
Unrealized depreciation of swap contracts                              378,975
Reverse repurchase agreement                                         4,953,365
Payable for investment securities purchased                          3,154,620
Payable for capital stock redeemed                                   1,821,275
Dividend payable                                                       733,629
Advisory fee payable                                                   192,358
Interest payable                                                       188,460
Distribution fee payable                                               177,155
Administrative fee payable                                              12,943
Accrued expenses                                                       194,261
                                                                  ------------
Total liabilities                                                   11,816,041
                                                                  ------------
Net Assets                                                        $305,809,355
                                                                  ============
Composition of Net Assets
Capital stock, at par                                             $     38,025
Additional paid-in capital                                         301,092,724
Distributions in excess of net investment income                    (1,144,869)
Accumulated net realized loss on investment transactions           (43,434,208)
Net unrealized appreciation on investments                          49,257,683
                                                                  ------------
                                                                  $305,809,355
                                                                  ============
Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
  ($137,709,396 / 17,221,969 shares of
  capital stock issued and outstanding)                                  $8.00
Sales charge--4.25% of public offering price                               .36
                                                                         -----
Maximum offering price                                                   $8.36
                                                                         =====
Class B Shares
Net asset value and offering price per share
  ($90,443,120 / 11,201,557 shares of
  capital stock issued and outstanding)                                  $8.07
                                                                         =====
Class C Shares
Net asset value and offering price per share
  ($77,656,839 / 9,601,495 shares of
  capital stock issued and outstanding)                                  $8.09
                                                                         =====

See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 13


STATEMENT OF OPERATIONS

                                                September 1,
                                                   2003 to         Year Ended
                                                 October 31,       August 31,
                                                    2003*             2003
                                                -------------     -------------
Investment Income
Interest                                         $ 4,747,191       $29,348,692
                                                 -----------       -----------
Expenses
Advisory fee                                         371,259         1,888,435
Distribution fee--Class A                             64,591           307,679
Distribution fee--Class B                            152,522           896,195
Distribution fee--Class C                            127,182           596,120
Transfer agency                                       64,687           331,722
Audit and legal                                       48,655           131,475
Custodian                                             34,124           231,633
Administrative                                        25,000           140,200
Printing                                              16,293           103,163
Registration                                          11,593            65,663
Directors' fees                                        3,300            20,088
Miscellaneous                                          1,845            23,108
                                                 -----------       -----------
Total expenses before interest                       921,051         4,735,481
Interest expense                                     137,879         1,194,486
                                                 -----------       -----------
Total expenses                                     1,058,930         5,929,967
Less: expense offset arrangement
  (see Note B)                                            (8)             (234)
                                                 -----------       -----------
Net expenses                                       1,058,922         5,929,733
                                                 -----------       -----------
Net investment income                              3,688,269        23,418,959
                                                 -----------       -----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                          5,160,746        29,681,299
  Written options                                     20,212           420,087
  Swap contract                                           -0-          (90,560)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                      3,424,646        28,882,188
  Written option                                      23,400                -0-
  Swap contracts                                   1,750,701         2,918,199
                                                 -----------       -----------
Net gain on investment transactions               10,379,705        61,811,213
                                                 -----------       -----------
Net Increase in Net Assets
  from Operations                                $14,067,974       $85,230,172
                                                 ===========       ===========

* The Fund changed its fiscal year end from August 31 to October 31. See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF CHANGES IN NET ASSETS


                                  September 1,
                                    2003 to        Year Ended      Year Ended
                                  October 31,      August 31,      August 31,
                                     2003*            2003            2002
                                 --------------  --------------  --------------
Increase (Decrease)
in Net Assets from
Operations
Net investment
  income                          $  3,688,269    $ 23,418,959    $ 20,824,274
Net realized gain (loss)
  on investment
  transactions                       5,180,958      30,010,826     (24,305,694)
Net change in
  unrealized
  appreciation/
  depreciation of
  investments                        5,198,747      31,800,387      15,480,097
                                  ------------    ------------    ------------
Net increase in
  net assets from
  operations                        14,067,974      85,230,172      11,998,677

Dividends to
Shareholders from:
Net investment income
  Class A                           (1,851,590)    (10,200,153)     (8,504,921)
  Class B                           (1,219,376)     (8,446,512)     (9,034,739)
  Class C                           (1,034,345)     (5,499,918)     (4,787,207)
Tax return of capital
  Class A                                   -0-             -0-       (735,143)
  Class B                                   -0-             -0-       (780,940)
  Class C                                   -0-             -0-       (413,794)

Capital Stock
Transactions
Net increase                        14,129,599      18,645,018      23,122,724
                                  ------------    ------------    ------------
Total increase                      24,092,262      79,728,607      10,864,657

Net Assets
Beginning of period                281,717,093     201,988,486     191,123,829
                                  ------------    ------------    ------------
End of period                     $305,809,355    $281,717,093    $201,988,486
                                  ============    ============    ============

* The Fund changed its fiscal year end from August 31 to October 31. See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 15


STATEMENT OF CASH FLOWS
September 1, 2003 to October 31, 2003*

Increase (Decrease) in Cash from
Operating Activities:
Interest received                               $  6,321,820
Interest expense paid                               (304,115)
Operating expenses paid                             (914,702)
                                                ------------
Net increase in cash from operating
  activities                                                      $  5,103,003
Investing Activities:
Proceeds from disposition of long-term
  portfolio investments                           59,237,399
Purchase of long-term portfolio
  investments                                    (61,675,262)
Purchase of short-term portfolio
  investments, net                                (9,905,176)
                                                ------------


Net decrease in cash from investing
  activities                                                       (12,343,039)

Financing Activities:**
Subscription of capital stock, net                11,650,433
Cash dividends paid                               (1,848,633)
                                                ------------
Net increase in cash from financing
  activities                                                         9,801,800
                                                                  ------------
Net increase in cash                                                 2,561,764
Cash at beginning of period                                            587,434
                                                                  ------------
Cash at end of period                                             $  3,149,198
                                                                  ============
-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting
  from operations                                                 $ 14,067,974

Adjustments:
Decrease in interest receivable                 $  1,976,229
Net realized gain on investment
  transactions                                    (5,180,958)
Net change in unrealized appreciation/
  depreciation of investments                     (5,198,747)
Accretion of bond discount and
  amortization of bond premium                      (401,600)
Decrease in interest payable                        (166,236)
Increase in accrued expenses                           6,341
                                                ------------
Total adjustments                                                   (8,964,971)
                                                                  ------------
Net Increase in Cash from Operating
  Activities                                                      $  5,103,003
                                                                  ============

*    The Fund changed its fiscal year end from August 31 to October 31.
**   Non-cash financing activities not included herein consist of reinvestment of dividends.
     See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


STATEMENT OF CASH FLOWS
Year ended August 31, 2003


Increase (Decrease) in Cash from
Operating Activities:
Interest received                              $  25,635,479
Interest expense paid                               (873,167)
Operating expenses paid                           (4,663,539)
                                                ------------
Net increase in cash from operating
  activities                                                       $20,098,773
Investing Activities:
Proceeds from disposition of long-term
  portfolio investments                          362,963,211
Purchase of long-term portfolio
  investments                                   (331,156,020)
Purchase of short-term portfolio
  investments, net                                (9,541,820)
                                                ------------
Net increase in cash from investing
  activities                                                        22,265,371
Financing Activities:**
Decrease in reverse repurchase
  agreements                                     (36,528,715)
Subscription of capital stock, net                 7,334,330
Cash dividends paid                              (12,582,482)
                                                ------------
Net decrease in cash from financing
  activities                                                       (41,776,867)
                                                                  ------------
Net increase in cash                                                   587,277
Cash at beginning of period                                                157
                                                                  ------------
Cash at end of period                                                 $587,434
                                                                  ============
-------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting
  from operations                                                  $85,230,172
Adjustments:
Increase in interest receivable                    $(710,483)
Net realized gain on investment
  transactions                                   (30,010,826)
Net change in unrealized
  appreciation/depreciation
  of investments                                 (31,800,387)
Accretion of bond discount and
  amortization of bond premium                    (3,002,730)
Increase in interest payable                         321,319
Increase in accrued expenses                          71,708
                                                ------------
Total adjustments                                                  (65,131,399)
                                                                  ------------
Net Increase in Cash from Operating
  Activities                                                       $20,098,773
                                                                  ============

**   Non-cash financing activities not included herein consist of reinvestment of dividends.
     See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 17


NOTES TO FINANCIAL STATEMENTS
October 31, 2003

NOTE A

Significant Accounting Policies

AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market,(but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 19


5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change of Fiscal Year End

The Fund changed its fiscal year end from August 31 to October 31. Accordingly, the statements of operations and cash flows, the statement of changes in net assets and financial highlights reflect the period from September 1, 2003 to October 31, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $25,000 and $140,200, respectively, to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the period ended October 31, 2003 and the year ended August 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $37,742 and $197,731 for the period ended October 31, 2003 and the year ended August 31, 2003.

For the period ended October 31, 2003 and the year ended August 31, 2003, the Fund's expenses were reduced by $8 and $234 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,669 and $24,446 from the sale of Class A shares and received $2,125 and $5,960; $44,085 and $174,223; and $6,844 and $21,471 in
contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended October 31, 2003 and year ended August 31, 2003.


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,739,571 and $2,353,056 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2003, were as follows:

                                                  Purchases           Sales
                                                -------------     -------------
Investment securities (excluding U.S.
  government securities)                         $62,708,976       $55,200,864
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding the written option and swap contracts) are as follows:

Cost                                                              $257,541,390
                                                                  ------------
Gross unrealized appreciation                                     $ 45,539,586
Gross unrealized depreciation                                       (2,656,961)
                                                                  ------------
Net unrealized appreciation                                       $ 42,882,625
                                                                  ============

1. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 21


Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and/or losses from terminated swap contracts are included in net realized gain or loss on investment transactions.

The Fund may enter into credit default swaps. A sell/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the referenced obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds


-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the period ended October 31, 2003 were as follows:

                                                   Number of         Premiums
                                                   Contracts         Received
                                                  -----------      -------------
Options outstanding at
  August 31, 2003                                         -0-       $       -0-
Options written                                    3,725,000            52,613
Options expired                                   (1,925,000)          (20,213)
                                                ------------      ------------
Options outstanding at
  October 31, 2003                                 1,800,000        $   32,400
                                                ============      ============

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the period ended October 31, 2003, the average amount of reverse repurchase agreements outstanding was $6,423,315 and the daily weighted average interest rate was .57%.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 23


NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                   Shares
                         ------------------------------------------------------
                               September 1,
                                  2003 to         Year Ended         Year Ended
                                October 31,       August 31,         August 31,
                                    2003*             2003              2002
-------------------------------------------------------------------------------
Class A
Shares sold                      2,625,192        15,805,963         7,408,459
Shares issued in
  reinvestment of
  dividends and
  distributions                    130,057           767,001           774,307
Shares converted
  from Class B                     108,120         1,081,814           752,632
Shares redeemed                 (1,005,137)      (14,979,291)       (6,726,005)
-------------------------------------------------------------------------------
Net increase                     1,858,232         2,675,487         2,209,393
===============================================================================
Class B
Shares sold                        461,773         4,004,147         3,961,357
Shares issued in
  reinvestment of
  dividends and
  distributions                     78,242           517,733           656,486
Shares converted
  to Class A                      (109,203)       (1,070,593)         (743,923)
Shares redeemed                   (709,323)       (5,118,893)       (3,700,767)
-------------------------------------------------------------------------------
Net increase
  (decrease)                      (278,511)       (1,667,606)          173,153
===============================================================================
Class C
Shares sold                        617,045         4,327,340         2,485,082
Shares issued in
  reinvestment of
dividends and
  distributions                     62,481           355,635           411,963
Shares redeemed                   (477,362)       (2,747,810)       (1,727,056)
-------------------------------------------------------------------------------
Net increase                       202,164         1,935,165         1,169,989
===============================================================================
* The Fund changed its fiscal year end from August 31 to October 31.

                                                   Amount
                         ------------------------------------------------------
                               September 1,
                                  2003 to         Year Ended         Year Ended
                                October 31,       August 31,         August 31,
                                    2003*             2003              2002
-------------------------------------------------------------------------------
Class A
Shares sold                  $  20,797,068     $ 109,920,861     $  45,752,765
Shares issued in
  reinvestment of
  dividends and
  distributions                  1,041,833         5,359,919         4,809,570
Shares converted
  from Class B                     872,532         7,661,897         4,666,315
Shares redeemed                 (7,987,376)     (106,021,261)      (41,296,519)
-------------------------------------------------------------------------------
Net increase                 $  14,724,057     $  16,921,416     $  13,932,131
===============================================================================

* The Fund changed its fiscal year end from August 31 to October 31.


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                                                   Amount
                         ------------------------------------------------------
                               September 1,
                                  2003 to         Year Ended         Year Ended
                                October 31,       August 31,         August 31,
                                    2003*             2003              2002
-------------------------------------------------------------------------------
Class B
Shares sold                  $   3,715,085     $  28,604,474     $  25,161,520
Shares issued in
  reinvestment of
  dividends and
  distributions                    632,968         3,639,603         4,128,656
Shares converted
  to Class A                      (872,532)       (7,661,897)       (4,666,315)
Shares redeemed                 (5,701,215)      (36,999,728)      (23,076,497)
-------------------------------------------------------------------------------
Net increase (decrease)      $  (2,225,694)    $ (12,417,548)    $   1,547,364
===============================================================================
Class C
Shares sold                  $   4,968,163     $  31,650,442     $  15,814,450
Shares issued in
  reinvestment of
  dividends and
  distributions                    506,101         2,514,505         2,595,917
Shares redeemed                 (3,843,028)      (20,023,797)      (10,767,138)
-------------------------------------------------------------------------------
Net increase                 $   1,631,236     $  14,141,150     $   7,643,229
===============================================================================
* The Fund changed its fiscal year end from August 31 to October 31.


NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 2003.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 25


NOTE H

Distributions to Shareholders

The tax character of distributions paid during the period ended October 31, 2003, and fiscal years ended August 31, 2003 and August 31, 2002 were as follows:

                              September 1,
                                 2003 to        Year Ended       Year Ended
                               October 31,       August 31,       August 31,
                                  2003             2003             2002
                              -------------    -------------    -------------
Distributions paid from:
  Ordinary income              $ 4,105,311      $24,146,583      $22,411,441(a)
                               -----------      -----------      -----------
Total taxable
  distributions                  4,105,311       24,146,583       22,411,441
Tax return of capital                   -0-              -0-       1,929,877
                               -----------      -----------      -----------
Total distributions
  paid                         $ 4,105,311      $24,146,583      $24,341,318
                               ===========      ===========      ===========

As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(42,092,690)(b)
Unrealized appreciation/(depreciation)                           47,504,925(c)
                                                               ------------
Total accumulated earnings/(deficit)                           $  5,412,235
                                                               ============

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $42,092,690 of which $24,980,617 expires in the year 2007, $5,826,966 expires in the year 2008 and $11,285,107 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $5,016,595.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

A special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, more than thirty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters more fully discussed in the note entitled "Subsequent Events" below, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 27


NOTE J

Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

   (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

 (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class A
                                            ----------------------------------------------------------------------------
                                             September
                                             1, 2003 to                       Year Ended August 31,
                                             October     ---------------------------------------------------------------
                                            31, 2003(a)      2003         2002(b)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 7.72       $ 6.02       $ 6.37       $ 7.06       $ 5.69       $ 5.05
                                            ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                         .11          .69          .69          .85          .75          .71
Net realized and unrealized
  gain (loss) on investment
transactions                                     .28         1.71         (.24)        (.76)        1.40          .74
                                            ----------------------------------------------------------------------------
Net increase in net asset value
  from operations                                .39         2.40          .45          .09         2.15         1.45
                                            ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.11)        (.70)        (.74)        (.78)        (.75)        (.74)
Tax return of capital                             -0-          -0-        (.06)          -0-        (.03)        (.03)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-          -0-        (.04)
                                            ----------------------------------------------------------------------------
Total dividends and
  distributions                                 (.11)        (.70)        (.80)        (.78)        (.78)        (.81)
                                            ----------------------------------------------------------------------------
Net asset value, end of period                $ 8.00       $ 7.72       $ 6.02       $ 6.37       $ 7.06       $ 5.69
                                            ============================================================================
Total Return
Total investment return based
  on net asset value(d)                         5.11%       41.80%        7.38%        1.55%       39.76%       29.40%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $137,709     $118,669      $76,397      $66,750      $66,075      $50,540
Ratio to average net assets of:
  Expenses                                      1.75%(e)     1.94%        1.88%        2.20%        1.76%        1.59%
  Expenses, excluding interest
    expense                                     1.47%(e)     1.46%        1.50%        1.47%        1.51%        1.59%
  Net investment income                         7.90%(e)     9.73%       11.02%       12.78%       11.59%       12.34%
Portfolio turnover rate                           20%         125%         170%         150%         173%         179%


See footnote summary on page 32.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 29



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class B
                                            ----------------------------------------------------------------------------
                                             September
                                             1, 2003 to                       Year Ended August 31,
                                             October     ---------------------------------------------------------------
                                            31, 2003(a)      2003         2002(b)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 7.80       $ 6.09       $ 6.45       $ 7.14       $ 5.74       $ 5.05
                                            ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                         .10          .64          .64          .79          .71          .67
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .28         1.73         (.24)        (.76)        1.40          .76
                                            ----------------------------------------------------------------------------
Net increase in net asset value
  from operations                                .38         2.37          .40          .03         2.11         1.43
                                            ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.11)        (.66)        (.70)        (.72)        (.68)        (.68)
Tax return of capital                             -0-          -0-        (.06)          -0-        (.03)        (.03)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-          -0-        (.03)
                                            ----------------------------------------------------------------------------
Total dividends and
  distributions                                 (.11)        (.66)        (.76)        (.72)        (.71)        (.74)
                                            ----------------------------------------------------------------------------
Net asset value, end of period                $ 8.07       $ 7.80       $ 6.09       $ 6.45       $ 7.14       $ 5.74
                                            ============================================================================
Total Return
Total investment return based
  on net asset value(d)                         4.84%       40.69%        6.50%         .63%       38.41%       28.85%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $90,443      $89,571      $80,064      $83,706     $108,075     $110,003
Ratio to average net assets of:
  Expenses                                      2.45%(e)     2.64%        2.58%        2.88%        2.45%        2.31%
  Expenses, excluding interest
    expense                                     2.17%(e)     2.17%        2.20%        2.17%        2.21%        2.31%
  Net investment income                         7.11%(e)     9.07%       10.25%       11.80%       10.85%       11.59%
Portfolio turnover rate                           20%         125%         170%         150%         173%         179%


See footnote summary on page 32.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class C
                                            ----------------------------------------------------------------------------
                                             September
                                             1, 2003 to                       Year Ended August 31,
                                             October     ---------------------------------------------------------------
                                            31, 2003(a)      2003         2002(b)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 7.82       $ 6.10       $ 6.46       $ 7.15       $ 5.74       $ 5.05
                                            ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                         .10          .63          .64          .79          .71          .67
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .28         1.75         (.24)        (.76)        1.41          .76
                                            ----------------------------------------------------------------------------
Net increase in net asset value
  from operations                                .38         2.38          .40          .03         2.12         1.43
                                            ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.11)        (.66)        (.70)        (.72)        (.68)        (.68)
Tax return of capital                             -0-          -0-        (.06)          -0-        (.03)        (.03)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-          -0-        (.03)
                                            ----------------------------------------------------------------------------
Total dividends and
  distributions                                 (.11)        (.66)        (.76)        (.72)        (.71)        (.74)
                                            ----------------------------------------------------------------------------
Net asset value, end of period                $ 8.09       $ 7.82       $ 6.10       $ 6.46       $ 7.15       $ 5.74
                                            ============================================================================
Total Return
Total investment return based
  on net asset value(d)                         4.83%       40.80%        6.50%         .63%       38.58%       28.85%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $77,657      $73,477      $45,527      $40,667      $48,960      $39,024
Ratio to average net assets of:
  Expenses                                      2.43%(e)     2.63%        2.56%        2.87%        2.45%        2.30%
  Expenses, excluding interest
    expense                                     2.16%(e)     2.16%        2.19%        2.16%        2.20%        2.30%
  Net investment income                         7.09%(e)     8.91%       10.16%       11.81%       10.78%       11.56%
Portfolio turnover rate                           20%         125%         170%         150%         173%         179%


See footnote summary on page 32.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 31


(a)  The Fund changed its fiscal year end from August 31 to October 31.

(b) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of AllianceBernstein Emerging Market Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations and cash flows for the period from September 1, 2003 to October 31, 2003 and for the year ended August 31, 2003, the statement of changes in net assets for the period from September 1, 2003 to October 31, 2003 and for each of the two years in the period ended August 31, 2003, and the financial highlights for the period from September 1, 2003 to October 31, 2003 and for each of the five years in the period ended August 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Emerging Market Debt Fund, Inc. at October 31, 2003, the results of its operations and cash flows for the period from September 1, 2003 to October 31, 2003 and for the year ended August 31, 2003, the changes in its net assets for the period from September 1, 2003 to October 31, 2003 and for each of the two years in the period ended August 31, 2003, and the financial highlights for the period from September 1, 2003 to October 31, 2003 and for each of the five years in the period ended August 31, 2003, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
December 12, 2003,
except for Note J, as to which the date is December 23, 2003


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 33


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon,(2) Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee.
(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND         OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                            COMPLEX      DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                         OVERSEEN BY     HELD BY
 (YEARS OF SERVICE*)               DURING PAST 5 YEARS                       DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, 71      Investment adviser and an                      113           None
2 Sound View Drive               independent consultant. He
Suite 100                        was formerly Senior Manager
Greenwich, CT 06830              of Barrett Associates, Inc., a
(9)                              registered investment adviser,
Chairman of the Board            with which he had been associ-
                                 ated since prior to 1998. He was
                                 formerly Deputy Comptroller and
                                 Chief Investment Officer of the
                                 State of New York and, prior
                                 thereto, Chief Investment Officer
                                 of the New York Bank for Savings.

Ruth Block,#, 73                 Formerly Executive Vice President               96           None
500 SE Mizner Blvd.              and Chief Insurance Officer of
Boca Raton, FL 33432             The Equitable Life Assurance
(9)                              Society of the United States;
                                 Chairman and Chief Executive
                                 Officer of Evlico; Director of
                                 Avon, BP (oil and gas), Ecolab
                                 Incorporated (specialty chemicals),
                                 Tandem Financial Group and Donaldson,
                                 Lufkin & Jenrette Securities
                                 Corporation; former Governor at
                                 Large National Association of
                                 Securities Dealers, Inc.

David H. Dievler,#, 74           Independent consultant. Until                  100           None
P.O. Box 167                     December 1994, he was Senior
Spring Lake, NJ 07762            Vice President of Alliance Capital
(9)                              Management Corporation
                                 ("ACMC") responsible for mutual
                                 fund administration. Prior to
                                 joining ACMC in 1984, he was Chief
                                 Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that,
                                 he was a Senior Manager at Price
                                 Waterhouse & Co. Member of American
                                 Institute of Certified Public
                                 Accountants since 1953.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 35


                                                                           PORTFOLIOS
                                                                             IN FUND         OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                            COMPLEX      DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                         OVERSEEN BY     HELD BY
 (YEARS OF SERVICE*)               DURING PAST 5 YEARS                       DIRECTOR       DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#, 61             Consultant. Formerly President                  98           None
P.O. Box 12                      of Save Venice, Inc. (preservation
Annandale, NY 12504              organization) from 2001-2002,
(9)                              a Senior Advisor from June 1999
                                 -June 2000 and President of Historic
                                 Hudson Valley (historic preservation)
                                 from December 1989-May 1999.
                                 Previously, Director of the National
                                 Academy of Design and during 1988-1992,
                                 he was Director and Chairman of the
                                 Audit Committee of ACMC.

Clifford L. Michel,#, 64         Senior Counsel of the law firm                  97       Placer Dome,
15 St. Bernard's Road            of Cahill Gordon & Reindel since                              Inc.
Gladstone, NJ 07934              February 2001 and a partner of
(9)                              that firm for more than twenty-five
                                 years prior thereto. He is President
                                 and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining).

Donald J. Robinson,#, 69         Senior Counsel to the law firm of               96           None
98 Hell's Peak Road              Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                 since prior to 1998. Formerly a
(7)                              senior partner and a member of
                                 the Executive Committee of that firm.
                                 He was also a member and Chairman of
                                 the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of
                                 the City of New York.

INTERESTED DIRECTOR
Marc O. Mayer, +, 46             Executive Vice President of ACMC                68           None
1345 Avenue of the               since 2001; prior thereto, Chief
Americas                         Executive Officer of Sanford C.
New York, NY 10105               Bernstein & Co., LLC and its
(3 months)                       predecessor since prior to 1998.


*    There is no stated term of office for the Fund's Directors.
#    Member of the Audit Committee and the Nominating Committee.
+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


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36 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


Officers of the Fund
Certain information concerning the Fund's Officers is listed below.

                             POSITION(S)             PRINCIPAL OCCUPATION
NAME AND AGE               HELD WITH FUND            DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46          President                 See biography above.

Kathleen A. Corbet, 43     Senior Vice President     Executive Vice President of Alliance Capital
                                                     Management Corporation ("ACMC")**, with which
                                                     she has been associated since prior to 1998.

Paul J. DeNoon, 41         Vice President            Senior Vice President of ACMC**, with which he
                                                     has been associated since prior to 1998.

Mark R. Manley, 41         Secretary                 Senior Vice President and Acting General Counsel
                                                     of ACMC**, with which he has been associated since
                                                     prior to 1998.

Mark D. Gersten, 53        Treasurer and Chief       Senior Vice President of Alliance Global
                           Financial Officer         Investor Services, Inc. ("AGIS")**, and Vice
                                                     President of AllianceBernstein Investment Research
                                                     and Management, Inc. ("ABIRM")**, with which he
                                                     has been associated since prior to 1998.

Vincent S. Noto, 39        Controller                Vice President of AGIS**, with which he has been
                                                     associated since prior to 1998.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Fund.
     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 37


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Series
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio

Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds
-------------------------------------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds
-------------------------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*    Formerly Growth Investors Fund.
**   Formerly Conservative Investors Fund.
+    Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.
++   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


NOTES




-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 39


NOTES




-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND




ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


GDGAR1003

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

   Exhibit No.    DESCRIPTION OF EXHIBIT

   10 (a) (1)     Code of ethics that is subject to the disclosure of Item 2 hereof

   10 (b) (1)     Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   10 (b) (2)     Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Emerging Market Debt Fund, Inc.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   December 30, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

By:       /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   December 30, 2003